UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2011

Item 1.         Report to Stockholders.

FPA Perennial Fund, Inc.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

54809

June 30, 2011

LETTER TO SHAREHOLDERS

Commentary — "Still Hung Over"

We were recently asked why the markets continue to face potential crises almost three years after Lehman Brothers collapsed. Regular readers of our letters probably could guess the response. Our simple answer: too much debt. Individual families, the financial system and the federal government all took on unsustainable amounts of debt. We believe the process of reducing each of these segment's borrowings will continue for the rest of this decade.

At the onset of the Great Recession, ten years worth of excess borrowing especially related to housing had gotten consumers and some financial companies into a precarious position. From 1998-2007 total U.S. household debt grew from $5.9 trillion to $13.8 trillion, or 8.9% a year. At the end of 2007, that consumer debt was equivalent to 98% of GDP. To put this in perspective, twenty-five years earlier (1982) during a prolonged consumer downturn, the same measure peaked at 45% of GDP. Turning to the domestic financial sector, its total debt increased from $6.3 trillion to $16.2 trillion over the 98-07 period. Banks and other finance companies borrowed at an even faster rate than consumers as the sector's debt grew 9.8% annually.1

While the combined private sector binge was underway, from 98-07 federal government debt grew 3.2% a year. Such "restraint" changed rapidly in 2008 as financial companies teetered on the brink of insolvency and the unemployment rate spiked. As government became the lender of last resort and the provider of significant amounts of social transfer payments, it began a third debt-accumulation bonanza. From the start of 2008 through June 2011, gross government debt grew from $9.1 trillion to $14.3 trillion.2 That last figure puts gross federal debt at 98% of GDP. As we mentioned in our last letter, if that amount of borrowing "were the entirety of what the government owed, and would not grow from the current level faster than the economy, the prospects would be manageable." Unfortunately, our starting debt level is very high and growth in future deficits is likely. The most recent estimate from the Congressional Budget Office (CBO) forecast deficits over the next ten years totaling $7.5 trillion.3 As we described in our last letter, we believe the situation is very dangerous, and that time is becoming short for substantive change in the U.S. fiscal situation.4

Regardless of any short-term budget deal that may be reached before the next election, the main driver of future spending growth will be the entitlement programs. Medicare and Medicaid grow faster than the economy every year. Extrapolating the same trajectory for these programs into the future makes the present value (today's cost) of their future liabilities (Medicare, Medicaid and Social Security) approximately $70 trillion, or about five times the size of the current gross debt level.5 That level of future obligations will be impossible to meet. As their challenges become more apparent, we expect substantial changes will be made to those programs by 2017, no matter the result of intervening elections.

How Will We Deal with It?

At the start of the downturn, many had expected consumers to significantly reduce their debt loads. A September 2010 study by the Bank for International Settlements (BIS) predicted that consumer borrowing levels would return to where they were at the start of

1  Federal Reserve, Flow of Funds Accounts of the United States. First Quarter 2011.

2  http://www.treasurydirect.gov/govt/reports/pd/mspd/2007/opds122007.pdf N.B. The official gross debt at June 30, 2011 was $14.3 trillion. This does not include off-balance sheet liabilities such as Fannie Mae and Freddie Mac that we believe are direct obligations as well.

3  CBO, Summary: The Budget and Economic Outlook: Fiscal Years 2011-2021.

4  http://www.fpafunds.com/downloads/sourcecapital/March%2031,%202011.pdf

5  Estimation based on data from: Centers for Medicare & Medicaid Services, 2010 Medicare Trustees' Annual Report, August 2010; USA Inc., A Basic Summary of America's Financial Statements, February 2011.

the housing run-up.6 While a change of that magnitude is still possible, from the 2007 peak through the end of March 2011, the decline in total household debt was only 4%. Why so little if the starting point was very precarious? Consumers have not had much help. Wage growth is flat, pressured by productivity (technology) improvements and a high unemployment rate. Rising prices during the boom offered opportunities to borrow against home equity. With home prices moving in the opposite direction, borrowers' debt burdens have increased. Facing these headwinds, households are only able to slowly whittle down their obligations.

For the government, the four main options to reduce the federal debt burden are 1) economic growth, 2) fiscal balance (lower spending/higher taxes), 3) default or 4) inflation combined with regulatory repression. Taking option three first, we believe that short of a technical default like the one that occurred in 19797, the U.S. is very unlikely to default on its debt over the next ten years. Considering option one, growth in the economy is the ideal solution to the problem. Unfortunately, the economy would need to expand 5% per year on a real GDP basis for an entire decade in order to eliminate the deficit at current spending levels.8 Looking back at history, the last several decades have produced only 3% annual growth on average. A further limit on our ability to "outgrow the problem" arises since both the private and public sectors of the economy exited the credit crisis with a high debt load. Studies of past financial crises suggest that such a position tends to inhibit economic growth for a decade.9 Washington appears to have finally recognized that the economy alone is unlikely to solve the problem. Prodded by downgrade threats from the ratings agencies, Congress and the president tried to use the debt ceiling debate to negotiate long-term fiscal changes (option two). Their difficulty in reaching a compromise suggests deficits will continue at their current alarming size. Borrowing to fund these deficits, of course, is the cause of growth in the government's debt. This highly disappointing outcome means the debt will likely continue to grow at an unsustainable pace. Ultimately, we think the government out of necessity will turn to financial repression, the fourth option. This term, which was coined by economists in the 1970s and recently popularized in a paper by Carmen Reinhart, refers to government regulations that indirectly force domestic investors to subsidize government debt reduction. Inflation also often plays a role in the process of financial repression. Reinhart suggests that using repression techniques the U.S. and UK were able to shave the ratio of debt to GDP by 3-4% per year from 1945 to 1980. How did they do this? During a large portion of those years, interest rate caps were set at rates below inflation. That means government bond holders effectively were taxed when the interest paid by bonds trailed inflation rates. Capital account restrictions and exchange controls also limited the ability of investment capital to leave the country. Regulation required banks to hold more government bonds as a percentage of their capital. That was helpful to insure against future insolvency, but at the same time forced banks to become buyers of mispriced (capped) government bonds.10 Already in this cycle we have seen the use of some repression techniques. The short to intermediate part of the yield curve has been kept artificially low by the Federal Reserve. We expect that policy to continue at least until after the 2012 election. Separately, recent proposals to redefine the inflation indexes are another clear example of how domestic investors might face a stealth tax on their income. As market forces, such as weak demand leading to higher interest rates for government bonds, begin to challenge Washington's ability to increase spending by borrowing, we can envision that regulatory steps will be taken similar to those employed in the post-war period.

6  BIS Quarterly Review, Debt Reduction after Crises, September 2010.

7  Zivney and Marcus, "The Day the United States Defaulted on Treasury Bills," The Financial Review, Vol. 24, No. 3, August 1989.

8  Emil Henry, Jr., "America's Debt Ceiling Opportunity," The Wall Street Journal, July 19, 2011.

9  Reinhart and Reinhart, The Decade After the Fall. Federal Reserve Bank Symposium, August 2010.

10  Reinhart and Sbrancia. The Liquidation of Government Debt. National Bureau of Economic Research, March 2011.

Not All Clouds Bring Rain

Over the last few months, the ratings agencies have become central participants in the deficit negotiations. In particular, Standard & Poor's (S&P) has explicitly tied maintaining the U.S.'s AAA debt rating to the creation of a credible plan for deficit reduction. Instead of reacting to developments, S&P is forcing Washington to take constructive action. After the failings of the ratings agency model, letting S&P dictate terms to the government may be difficult to accept, but a downgrade to the U.S. debt rating is inevitable if no reduction is made in debt growth. Despite the dislocations it will cause, we view the market forcing discipline on Washington as positive. Republicans and Democrats have proven themselves unable to voluntarily work together for a solution. Instead of allowing the issuance of more debt to finance seemingly unending deficits, the markets will likely apply a brake.

Currency Impact

Over the last year, the U.S. dollar declined 11% compared to a group of major currencies. Looking out over the next several years, we believe it is quite possible that the dollar will continue to weaken. With U.S. interest rates lower than those of most other countries, the differential puts pressure on the dollar. Growth prospects are slower for the U.S. compared to much of the world. That implies relatively less investment here, which reduces support for the dollar. Finally, sovereign debt concerns like we have seen in Europe can potentially become an issue here as contemplated by the ratings agencies if Washington fails to find common ground to reduce the growth of its debt.

Inflation

We discussed earlier how a period of inflation combined with government repression/regulation could repeat itself. While current U.S. headline inflation numbers are moderate, inflationary forces are at work globally. Leakage from the Fed's monetary policy expansion has boosted asset prices in emerging market economies. Many of these economies are also rapidly growing consumers of energy and agricultural commodities. Those commodities are priced in dollars. The recent weakening of the greenback combined with the growing demand has also fueled inflation in commodity prices.

Portfolio Response

In our opinion, the best way to guard against potential future dollar weakness is to own businesses with sales located outside the U.S. Many of our portfolio companies used the economic downturn to make investments in international geographies. Franklin Electric which we profile in the Company Discussion section is a prime example. In a period when the dollar declines, those international sales become more valuable when translated back into weaker dollars. We recently updated our sales information for all the portfolio companies. As of June 30, almost 40% of our companies' sales were international. Dissecting the non-U.S. sales further, they are roughly split evenly between developed and emerging markets. That means about a fifth of portfolio sales are generated in emerging markets. Many of these countries appear to have government balance sheets in much better shape than developed countries. After experiencing the difficulties of previous crises, many emerging countries were careful to limit the amount of borrowing before the last downturn. While vulnerable to inflation shocks, their currencies collectively appear attractive compared to the dollar. We appreciate the hedge this provides to potential dollar weakness.

Overall, success for the portfolio in an inflationary period depends on its investment performance exceeding the rate of inflation. We believe the best chance a company has of achieving that superior result comes from its pricing power. Most of our companies possess leadership positions in their markets based on cost, technology or other attributes. We believe that the majority of these companies should have the ability to raise prices faster than costs in an inflationary environment.

After an initial period of inflation, we would expect lenders to demand higher interest rates to deal with the risk of fixed coupons. At that point, fixed-rate borrowings already in place will look attractive. Over time when that debt is re-financed or new debt is added at higher rates, companies depending on external financing will feel a profit squeeze from higher interest expense. Most of our portfolio companies have the ability to finance maintenance and growth needs from the business's cash flow. That is a very attractive attribute the market should appreciate in an inflationary period.

Performance

For the second quarter Perennial was down just 0.7%, a result similar to the broad market( S&P 500, up 0.1%) and the benchmark Russell 2500, (down 0.6%).

For the first half, Perennial was up 6%, much the same as the S&P 500, but two points behind the Russell 2500.

Individual stock performance in the second quarter was led by companies with some leverage to the economic cycle, notably Aggreko (+22%), Wabco (+12%), Graco (+11%), and Zebra (+7%). The worst performers in the quarter show no clear pattern. Price changes were driven more by individual company issues than any theme. HNI was down 20%, VCA-Antech down 16%, Manpower down 15%, and Noble down 14%.

For the year-to-date period, the best and worst performers look a lot like the second quarter. Economically sensitive companies like Aggreko (+30%), Graco (+28%), ScanSource (+17%), and Idex (+17%) did the best. Underperformers include HNI down 19%, Manpower down 15%, and Knight down 11%.

The table below shows performance for both Perennial and the benchmark Russell 2500. The comparison is very favorable for most periods.

	Periods Ended June 30, 2011
	Second Quarter	First Half	Three Years*	Five Years*	Ten Years*
Perennial	(0.7)%	6.3%	9.4%	5.8%	8.6%
Russell 2500	(0.6)	8.1	8.2	5.2	7.4
S&P 500	0.1	6.0	3.3	2.9	2.7
Nasdaq	0.0	5.0	7.6	5.9	3.2

*Annualized returns

Company Discussion

We have in the past often been attracted to less dynamic business models, and certainly have always appreciated some degree of predictability in projecting past superior performance into the future. We recognize, however, that the world keeps changing, some parts faster than others, and owning companies that can forecast and adapt to, even control, these changes is a tremendous competitive advantage.

Franklin Electric is an example of a portfolio company that has successfully anticipated and guided change in its business.

At the start of 2005 Franklin Electric had two businesses:

•  Submersible motors for groundwater pumping systems

•  Submersible motors for automotive fueling applications

Though it was the U.S.-market leader in both of these, it saw opportunities to broaden and strengthen its position.

Over the following years Franklin has taken a number of actions to transform its business.

•  Expanded its groundwater well product line to include pumps and controls.

•  Entered the market for wastewater pumps, as well as other applications complementary to groundwater.

•  Moved beyond domestic customers to develop business in foreign and especially emerging markets.

•  Expanded its manufacturing footprint in low-cost regions, including Mexico, the Czech Republic, and China.

•  In fueling systems, greatly expanded the product line and the geographic reach of the business.

As the first step to implement its strategy, Franklin entered the pump business with the acquisition of JBD in late 2004. This gave it a line of submersible pumps which it could sell with its submersible motors.

Next Franklin "fired" its largest customers.

Recall that at the time, Franklin's motors were sold mostly to original equipment pump manufacturers ("OE" or "OEM"), primarily Pentair and ITT, which married their pumps to Franklin motors and sold the package to groundwater well distributors. In turn, the distributors sold the units to well contractors for residential, commercial, and irrigation applications.

Franklin had long resented the dominance of the supply chain enjoyed by the pump OEMs. From Franklin's view, they added little value, combining their commodity pump with Franklin's highly proprietary submersible motor and marking up the motor price in the process. The OEMs also stood between Franklin and its true customers: the groundwater well distributors and contractors.

A key piece of Franklin's historical business model is that submersible motors for groundwater wells are difficult to make and expensive if they don't perform. Failure early in a motor's expected life would cost the contractor not only for the replacement motor but also for the truck and crew needed to re-enter the well and replace the defective equipment.

Franklin would now no longer sell its motors to the larger pump OEMs. The distributors could buy Franklin motors only from Franklin.

Franklin's goal was to bring a superior proposition to the pump distributor. They could get the well hardware prepackaged from Franklin — motor, pump, drives and controls.

The contractors would get simplified installation and a performance guarantee, and Franklin would generate more revenue per installation. Potentially a winning deal for all but the pump OEM which would lose pump business and influence over the market.

The market's perception for many years had been that Franklin's motor was indeed superior, and well deserving of its leading market share and premium pricing. Whether this continued to be the case would soon be put to the test, as Pentair and ITT had formed a motor manufacturing joint venture, named Faradyne, to replace the motors no longer available to them from Franklin.

The question was: would Franklin's new pump line prove to be a better draw than Pentair/ITT's new motors? And would the distributors and contractors prefer to deal with Franklin or the pump companies?

Now that several years have past, how is Franklin's attempt to transform the industry coming along?

•  Franklin's North American share of the groundwater pump market has gone from a standing start in 2005 to 25-30% now.

•  Franklin's submersible motors have maintained their leading market share in the North American market, despite competition from the pump OEM's Faradyne joint venture.

•  Franklin has a successful worldwide pump business in wastewater and similar groundwater-adjacent markets (its "Water" business).

•  Franklin has significantly expanded its Water business in developing markets, making acquisitions in Brazil, South Africa, and Turkey. In 2003 Franklin had only $50 million of revenue from emerging markets, about 15% of its total Water sales. That has grown to $225 million today, 40% of Water revenues.

•  Franklin has made steady progress with its "Global Manufacturing Realignment Program," announced in 2003. Currently about 70% of Franklin's Water manufacturing man-hours are in low cost regions. The comparable percent in 2003 was just 13%.

•  In fueling systems, about a $1 billion addressable market, Franklin expanded from offering only submersible motors to related components (pumps, controls, piping) and sophisticated management systems for fuel transfer, vapor monitoring and vapor recovery. Franklin is #1 or #2 in most of these markets and about 45% of its revenues in this component segment are generated outside the U.S.

Franklin Electric is currently a 2 1/2% portfolio position in Perennial, a bit below the 3% average. This results not so much from lack of conviction, but rather limited liquidity and small size. At $1 billion, Franklin is among our smallest market caps. In all of the accounts managed by First Pacific Advisors, we own about 600,000 shares, or 2 1/2% of the company, making us Franklin's 9th largest holder. In total, the 10 largest Franklin shareholders own about 35% of the company.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, Perennial@firstpacad.com.

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende
President & Portfolio Manager
July 26, 2011

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended June 30, 2011
	1 Year	3 Years	5 Years	10 Years
FPA Perennial Fund, Inc. (NAV)	35.19%	9.43%	5.76%	8.62%
FPA Perennial Fund, Inc. (Net of Sales Charge)	28.09%	7.48%	4.62%	8.04%
Lipper Mid-Cap Core Average	35.83%	5.49%	4.71%	5.91%
Russell 2500 Index	39.28%	8.17%	5.20%	7.40%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2011 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price. An investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com.

PORTFOLIO SUMMARY

June 30, 2011

Common Stocks		96.5%
Producer Durable Goods	24.4%
Business Services & Supplies	19.5%
Retailing	16.8%
Health Care	15.5%
Energy	8.4%
Transportation	6.0%
Technology	5.9%
Short-Term Investments		3.2%
Other Assets and Liabilities, net		0.3%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended June 30, 2011

Shares
NET PURCHASES
Common Stocks
Aggreko plc	54,300
Dolby Laboratories, Inc. (Class A) (1)	41,700
Spirax-Sarco Engineering plc (1)	57,700
NET SALES
Common Stocks
Helix Energy Solutions Group, Inc	81,700
Signet Jewelers Limited	39,800

(1)  Indicates new commitment to portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2011

COMMON STOCKS	Shares	Value
PRODUCER DURABLE GOODS — 24.4%
Actuant Corporation (Class A)	225,000	$6,036,750
Franklin Electric Co., Inc.	144,600	6,788,970
Graco Inc.	194,100	9,833,106
HNI Corporation	347,600	8,731,712
IDEX Corporation	181,450	8,319,483
WABCO Holdings, Inc.*	253,400	17,499,804
Zebra Technologies Corporation (Class A)*	253,500	10,690,095
		$67,899,920
BUSINESS SERVICES & SUPPLIES — 19.5%
Aggreko plc	78,900	$2,442,476
Brady Corporation (Class A)	221,400	7,098,084
CLARCOR, Inc.	156,100	7,380,408
Copart, Inc.*	228,300	10,638,780
Landauer, Inc.	9,200	566,628
Manpower Inc.	152,100	8,160,165
ScanSource, Inc.*	428,301	16,052,721
Spirax-Sarco Engineering plc	57,700	1,852,862
		$54,192,124
RETAILING — 16.8%
CarMax, Inc.*	496,600	$16,422,562
O'Reilly Automotive, Inc.*	230,600	15,106,606
Signet Jewelers Limited*	324,000	15,166,440
		$46,695,608
HEALTH CARE — 15.5%
Bio-Rad Laboratories, Inc. (Class A)*	86,700	$10,348,512
Life Technologies Corporation*	278,100	14,480,667
Lincare Holdings Inc.	379,150	11,097,721
Varian Medical Systems, Inc.*	26,900	1,883,538
VCA Antech, Inc.*	243,800	5,168,560
		$42,978,998
ENERGY — 8.4%
FMC Technologies, Inc.*	226,500	$10,144,935
Helix Energy Solutions Group, Inc.*	120,000	1,987,200
Noble Corporation	282,500	11,133,325
		$23,265,460
TRANSPORTATION — 6.0%
Heartland Express, Inc.	527,300	$8,732,088
Knight Transportation, Inc.	467,600	7,944,524
		$16,676,612

PORTFOLIO OF INVESTMENTS

June 30, 2011

COMMON STOCKS — Continued	Shares or Principal Amount	Value
TECHNOLOGY — 5.9%
Dolby Laboratories, Inc. (Class A)*	41,700	$1,770,582
Maxim Integrated Products, Inc.	203,300	5,196,348
Microchip Technology Incorporated	248,100	9,405,471
		$16,372,401
TOTAL COMMON STOCKS — 96.5% (Cost $141,617,333)		$268,081,123
SHORT-TERM INVESTMENTS — 3.2% (Cost $8,929,000)
State Street Bank Repurchase Agreement — 0.01% 07/01/11 (Collateralized by $8,750,000 Principal Amount U.S. Treasury Bonds — 4.5% 2039)$8,929,000		$8,929,000
TOTAL INVESTMENTS — 99.7% (Cost $150,546,333)		$277,010,123
Other assets and liabilities, net — 0.3%		872,286
NET ASSETS — 100.0%		$277,882,409

*Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011

ASSETS
Investments at value:
Investment securities — at market value (identified cost $141,617,333)	$268,081,123
Short-term investments — at amortized cost (maturities 60 days or less)	8,929,000	$277,010,123
Cash		858
Receivable for:
Investment securities sold	$1,059,963
Capital stock sold	229,048
Dividends	34,151	1,323,162
		$278,334,143
LIABILITIES
Payable for:
Capital stock repurchased	$256,291
Advisory fees and financial services	171,323
Accrued expenses	24,120	451,734
NET ASSETS		$277,882,409
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 6,917,605 outstanding shares		$69,176
Additional paid-in capital		156,636,952
Accumulated net realized loss on investments		(4,958,853)
Accumulated net investment loss		(328,656)
Unrealized appreciation of investments		126,463,790
NET ASSETS		$277,882,409
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$40.17
Maximum offering price per share (100/94.75 of per share net asset value)		$42.40

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011

INVESTMENT INCOME
Dividends		$1,084,006
Interest		3,854
		$1,087,860
EXPENSES:
Advisory fees	$926,813
Transfer agent fees and expenses	172,512
Financial services	138,740
Audit and tax service fees	36,700
Reports to shareholders	31,712
Registration fees	27,071
Line of credit	18,958
Directors fees and expenses	18,481
Custodian fees and expenses	17,937
Insurance	8,142
Legal fees	6,196
Other fees and expenses	1,275	1,404,537
Net investment loss		$(316,677)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$14,849,875
Cost of investment securities sold	10,193,944
Net realized gain on investments		$4,655,931
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$114,086,702
Unrealized appreciation at end of period	126,463,790
Change in unrealized appreciation of investments		12,377,088
Net realized and unrealized gain on investments		$17,033,019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$16,716,342

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
CHANGES IN NET ASSETS
Operations:
Net investment income (loss)	$(316,677)		$760,454
Net realized gain on investments	4,655,931		1,734,713
Change in unrealized appreciation of investments	12,377,088		50,217,303
Change in net assets resulting from operations		$16,716,342		$52,712,470
Distributions to shareholders from net investment income		—		(772,433)
Capital Stock transactions:
Proceeds from Capital Stock sold	$17,008,224		$30,238,745
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		647,486
Cost of Capital Stock repurchased*	(24,978,539)	(7,970,315)	(53,033,878)	(22,147,647)
Total change in net assets		$8,746,027		$29,792,390
NET ASSETS
Beginning of period		269,136,382		239,343,992
End of period		$277,882,409		$269,136,382
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		433,317		945,334
Shares issued to shareholders upon reinvestment of dividends and distributions		—		17,211
Shares of Capital Stock repurchased		(637,176)		(1,652,000)
Change in Capital Stock outstanding		(203,859)		(689,455)

*  Net of redemption fees of $4,306 and $18,091 collected for the periods ended June 30, 2011 and December 31, 2010, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30,		Year Ended December 31,
	2011		2010	2009	2008	2007	2006
Per share operating performance:
Net asset value at beginning of period	$37.79		$30.64	$20.93	$34.14	$34.64	$34.39
Income from investment operations:
Net investment income (loss)	$(0.05)		$0.11	$(0.03)	$0.07	$0.15	$0.26
Net realized and unrealized gain (loss) on investment securities	2.43		7.15	9.74	(12.89)	2.26	1.13
Total from investment operations	$2.38		$7.26	$9.71	$(12.82)	$2.41	$1.39
Less distributions:
Dividends from net investment income	—		$(0.11)	— *	$(0.07)	$(0.16)	$(0.25)
Distributions from net realized capital gains	—		—	—	(0.32)	(2.75)	(0.89)
Total distributions	—		$(0.11)	— *	$(0.39)	$(2.91)	$(1.14)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$40.17		$37.79	$30.64	$20.93	$34.14	$34.64
Total investment return**	6.30%		23.69%	46.40%	(37.84)%	7.10%	4.06%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$277,882		$269,136	$239,344	$186,514	$391,245	$554,305
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.00	%†	1.02%	1.09%	1.02%	0.96%	0.91%
After reimbursement from Adviser	1.00	%†	1.02%	1.07%	1.02%	0.96%	0.91%
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	(0.22	)%†	0.31%	(0.14)%	0.22%	0.37%	0.75%
After reimbursement from Adviser	(0.22	)%†	0.31%	(0.12)%	0.22%	0.37%	0.75%
Portfolio turnover rate	4	%†	3%	3%	11%	10%	16%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $4,799,097 for the six months ended June 30, 2011. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2011, was $144,290,413 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2011, for federal income tax purposes was $126,090,398 and $2,299,688, respectively resulting in net unrealized appreciation of $123,790,710. As of and during the period ended June 30, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2006 or by state tax authorities for years ended on or before December 31, 2005.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was enacted. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs") since 1986

NOTES TO FINANCIAL STATEMENTS

Continued

and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: new capital losses may now be carried forward indefinitely, and retain the character of the original loss; several provisions are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests; and, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2011, the Fund paid aggregate fees of $18,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended June 30, 2011, the Fund collected $4,306 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Distributor

For the period ended June 30, 2011, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $14,129 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 8 — Disclosure of Fair Value

Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

NOTES TO FINANCIAL STATEMENTS

Continued

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2011:

Level 1 — Quoted Prices	$268,081,123	(1)
Level 2 — Other significant observable inputs	8,929,000	(2)
Level 3 — Significant unobservable inputs	—	(3)
Total investments	$277,010,123

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the six months ended June 30, 2011.

NOTE 9 — Line of Credit

The Fund, along with FPA Paramount Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount Fund, Inc. pay a commitment fee of 0.15% per annum on any unused portion of the line of credit. During the period ended June 30, 2011, the Fund had no borrowings under the agreement.

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2011 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2010	$1,000.00	$1,000.00
Ending Account Value June 30, 2011	$1,063.00	$1,019.98
Expenses Paid During Period*	$5.12	$5.02

*  Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2011 (181/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (75)†	Director & Chairman* Years Served: 13	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (74)†	Director* Years Served: 2	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Lawrence J. Sheehan – (78)†	Director* Years Served: 20	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	2

Eric S. Ende – (66)	Director* President & Portfolio Manager Years Served: 27	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3

Steven R. Geist (57)	Executive Vice President & Portfolio Manager Year Served: 15	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.

J. Richard Atwood – (51)	Treasurer Years Served: 14	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (53)	Chief Compliance Officer Years Served: 16	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (56)	Secretary Years Served: 28	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

E. Lake Setzler – (44)	Assistant Treasurer Years Served: 5	Vice President and Controller of the Adviser.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

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FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER SYMBOL: FPPFX
CUSIP: 302548102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8500

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2011 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.                                                          Code of Ethics. Not Applicable to this semi-annual report.

Item 3.                                                          Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.                                                          Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.                                                          Audit Committee of Listed Registrants. Not Applicable.

Item 6.                                                          Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                                                          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                                                          Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.                                                          Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                                                    Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                                                    Controls and Procedures.

(a)                                The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                               There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                    Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)                  Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)                  Not Applicable

(b)                               Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 12, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 12, 2011

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 12, 2011